SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 28, 1997

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                                  EPITOPE, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     1-10492
                              (Commission File No.)

                                   93-0779127
                        (IRS Employer Identification No.)

             8505 S.W. Creekside Place
                  Beaverton, Oregon                         97008
       (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:
                                 (503) 641-6115


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Item 5.  Other Events.

                  On July 28, 1997, Epitope, Inc. (the "Company"), issued a press release announcing two significant corporate events.

                  The Company intends to spin off its Agritope agricultural biotechnology unit, subject to obtaining additional capital from investors and strategic partners to support the unit's operation as a separate business and to receipt of regulatory approval.

                  The Company will re-acquire from SmithKline Beecham plc ("SB") all rights to the Company's patented oral fluid diagnostic technology pursuant to termination of its Development, License and Supply Agreement with SB.

                  A copy of the press release is attached as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c)  Exhibits.

                  The exhibit to this report is listed in the exhibit index following the signature page.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EPITOPE, INC.


Dated:  July 28, 1997                 By /s/ W. Charles Armstrong
                                         W. Charles Armstrong
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

99       Press release of Epitope, Inc., dated July 28, 1997.